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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement           [_]  Confidential, for Use of the
                                                Commission Only (as permitted
[X]  Definitive Proxy Statement                 by Rule 14a-6(e)(2))

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                            MCK COMMUNICATIONS, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                            MCK COMMUNICATIONS, INC.
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


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         pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

                            MCK COMMUNICATIONS, INC.
                              117 KENDRICK STREET
                               NEEDHAM, MA 02494

                                                              September 15, 2000

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of MCK Communications, Inc. (the "Company") to be held on October 17, 2000, at 10:00 a.m. eastern time, at the offices of McDermott, Will & Emery, 28 State Street, Boston, MA 02109 (the "Annual Meeting").

     The Annual Meeting has been called for the purpose of (i) electing two Class I Directors for a three-year term, (ii) approving the adoption of the Company's 2000 Employee Stock Purchase Plan, (iii) approving the adoption of the Company's 2000 Director Stock Option Plan; and (iv) considering and voting upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     The Board of Directors has fixed the close of business on August 25, 2000 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

     The Board of Directors of the Company recommends that you vote "FOR" the election of the nominees of the Board of Directors as Directors of the Company, "FOR" approval of the 2000 Employee Stock Purchase Plan and "FOR" approval of the 2000 Director Stock Option Plan.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ARE A STOCKHOLDER OF RECORD AND YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                                          Sincerely,

                                          STEVEN J. BENSON
                                          Chairman, President and Chief
                                          Executive Officer

                            MCK COMMUNICATIONS, INC.
                              117 KENDRICK STREET
                               NEEDHAM, MA 02494
                                 (617) 454-6100

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 17, 2000

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of MCK Communications, Inc. (the "Company") will be held on October 17, 2000, at 10:00 a.m. eastern time, at the offices of McDermott, Will & Emery, 28 State Street, Boston, MA 02109 (the "Annual Meeting") for the purpose of considering and voting upon:

     1. The election of two Class I Directors for a three-year term;

     2. Approving the adoption of the Company's 2000 Employee Stock Purchase
Plan;

     3. Approving the adoption of the Company's 2000 Director Stock Option Plan; and

     4. Such other business as may properly come before the Annual Meeting and adjournments or postponements thereof.

     The Board of Directors has fixed the close of business on August 25, 2000, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of Common Stock of record at the close of business on such date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

     In the event there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

                                          By Order of the Board of Directors

                                          PAUL K. ZURLO
                                          Secretary

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ARE A STOCKHOLDER OF RECORD AND YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                                                              SEPTEMBER 15, 2000

                            MCK COMMUNICATIONS, INC.
                              117 KENDRICK STREET
                               NEEDHAM, MA 02494
                                 (617) 454-6100
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                    TO BE HELD ON TUESDAY, OCTOBER 17, 2000

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of MCK Communications, Inc. ("MCK" or the "Company") for use at the Annual Meeting of Stockholders of MCK to be held on October 17, 2000, at 10:00 a.m. eastern time, at the offices of McDermott, Will & Emery, 28 State Street, Boston, MA 02109, and any adjournments or postponements thereof (the "Annual Meeting").

     At the Annual Meeting, the stockholders of MCK will be asked to consider and vote upon the following matters:

     1. The election of two Class I Directors of the Company for a three-year term, with such term to continue until the annual meeting of stockholders to be held in the year 2003 (the "2003 Annual Meeting") and until such Directors' successors are duly elected and qualified; and

     2. Approving the adoption of the Company's 2000 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan"); and

     3. Approving the adoption of the Company's 2000 Director Stock Option Plan (the "Director Plan"); and

     4. Such other business as may properly come before the meeting and any adjournments or postponements thereof.

     The Notice of Annual Meeting, Proxy Statement and Proxy Card are first being mailed to stockholders of the Company on or about Friday, September 15, 2000 in connection with the notice of, and solicitation of proxies for, the Annual Meeting. The Board of Directors has fixed the close of business on August 25, 2000 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Only holders of record of the Company's common stock, par value $.001 per share (the "Common Stock"), at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were approximately 19,926,777 shares of Common Stock outstanding and entitled to vote at the Annual Meeting and approximately 95 stockholders of record. Each holder of shares of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held of record with respect to the matters submitted at the Annual Meeting.

     The presence, in person or by proxy, of a majority of the total number of outstanding shares of Common Stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. A quorum being present, (i) the affirmative vote of a plurality of the votes cast is necessary for the election of the Class I Directors, (ii) the affirmative vote of a majority of the votes cast is necessary for approval of the adoption of the Employee Stock Purchase Plan and (iii) the affirmative vote of a majority of the votes cast is necessary for approval of the adoption of the Director Plan.

     Shares that reflect abstentions or "broker non-votes" (i.e., shares represented at the meeting held by brokers or nominees as to which the instructions have not been received from the beneficial owners or persons entitled to vote such shares and with respect to which the broker or nominee does not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the meeting. With respect to the election of Class I Directors, votes may be cast in favor of or withheld from the nominee; votes that are withheld and broker non-votes will be excluded entirely from the vote and will have no effect. In addition, the Company's By-laws (the "By-laws") provide that the affirmative vote of a majority of the votes cast affirmatively or negatively at the Annual Meeting is sufficient to approve each proposal, other than the election of directors. Under the Nasdaq Stock Market rules, each of the Employee Stock Purchase Plan proposal and the Director Plan proposal must receive a majority of the total votes cast on such proposal in person or by proxy. Based on the foregoing, abstentions and broker non-votes will have no impact on the outcome of such proposals.

     STOCKHOLDERS OF MCK ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE. COMMON STOCK REPRESENTED BY PROPERLY EXECUTED PROXIES RECEIVED BY THE COMPANY AND NOT REVOKED WILL BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH THE INSTRUCTIONS CONTAINED THEREIN. IF INSTRUCTIONS ARE NOT STATED THEREIN, PROPERLY EXECUTED PROXIES WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR NAMED IN THIS PROXY STATEMENT, "FOR" APPROVAL OF THE ADOPTION OF THE EMPLOYEE STOCK PURCHASE PLAN AND "FOR" APPROVAL OF THE DIRECTOR PLAN. IT IS NOT ANTICIPATED THAT ANY MATTERS OTHER THAN THE ELECTION OF DIRECTORS, THE APPROVAL OF THE ADOPTION OF THE EMPLOYEE STOCK PURCHASE PLAN AND THE APPROVAL OF THE ADOPTION OF THE DIRECTOR PLAN WILL BE PRESENTED AT THE ANNUAL MEETING. IF OTHER MATTERS ARE PRESENTED, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS.

     Any properly completed proxy may be revoked by the stockholder of record represented by such proxy at any time before it is voted on any matter (without, however, affecting any vote taken prior to such revocation) by giving written notice of such revocation to the Secretary of MCK, or by signing and duly delivering a proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

     The Annual Report of the Company, including financial statements for the fiscal year ended April 30, 2000 ("Fiscal Year 2000"), is being mailed to stockholders of MCK concurrently with this Proxy Statement. The Annual Report, however, is not a part of the proxy solicitation materials.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     The Board of Directors of the Company (the "Board of Directors") is divided into three classes and is comprised of two Directors in each of Class I, Class II and Class III. Directors serve for three-year terms with one class of Directors being elected by the Company's stockholders at each annual meeting.

     At the Annual Meeting, two Class I Directors will be elected to serve until the 2003 Annual Meeting and until such Directors' successors are duly elected and qualified. The Board of Directors has nominated Steven Benson and Calvin Manz (the "Nominees") for re-election as Class I Directors. Unless otherwise specified in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the re-election of the Nominees as Directors. The Nominees have agreed to stand for election and to serve, if elected, as Directors. However, if the Nominees fail to stand for election or are unable to accept election, proxies will be voted for the election of such other persons as the Board of Directors may recommend.

VOTE REQUIRED FOR APPROVAL

     A quorum being present, the affirmative vote of a plurality of the votes cast is necessary to elect the Nominees as Directors of the Company.

     THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD AS DIRECTORS OF THE COMPANY.

      INFORMATION REGARDING THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors held four (4) meetings during Fiscal Year 2000. During Fiscal Year 2000, each of the incumbent Directors attended at least 75% of the total number of meetings of the Board and of the committees of which he was a member held during his term of office. The Company's Board of Directors has established an Audit Committee and a Compensation Committee.

     The Audit Committee recommends the firm to be appointed as independent accountants to audit financial statements and to perform services related to the audit, reviews the scope and results of the audit with the independent accountants, reviews with management and the independent accountants the Company's year-end operating results, considers the adequacy of the internal accounting procedures and considers the effect of such procedures on the accountants' independence. The Audit Committee consists of Michael Balmuth, John Landry and Paul Severino, and held three (3) meetings during Fiscal Year 2000. On May 16, 2000, the Board of Directors adopted a written charter for the Audit Committee, a copy of which is attached as Exhibit A to this Proxy Statement.

     The Compensation Committee reviews and recommends the compensation arrangements for all Directors and officers, approves such arrangements for other senior level employees and administers and takes such other action as may be required in connection with certain compensation and incentive plans of the Company. The Compensation Committee also determines the options or stock to be issued to eligible persons under the Company's 1996 Stock Plan and the 1999 Stock Option and Grant Plan (together, the "Stock Plans"), construes and interprets the Stock Plans, and prescribes the terms and conditions of such options or stock. The Compensation Committee will also administer the Employee Stock Purchase Plan. In addition, the Compensation Committee establishes, amends and revokes rules and regulations for the administration of all such plans. The Compensation Committee consists of Gregory Avis and Paul Severino.

INFORMATION REGARDING DIRECTORS

     Set forth below is certain information regarding the Directors of the Company, including the Class I Directors who have been nominated for election at the Annual Meeting, based on information furnished by them to the Company.

                                                                        DIRECTOR
NAME                                                          AGE         SINCE
----                                                          ---    ---------------
CLASS I -- TERM EXPIRES 2000
Steven J. Benson*...........................................  41     June, 1997
Calvin K. Manz*.............................................  47     June, 1989
CLASS II -- TERM EXPIRES 2001
Michael H. Balmuth..........................................  37     September, 1997
John B. Landry..............................................  52     September, 1997
CLASS III -- TERM EXPIRES 2002
Gregory M. Avis.............................................  41     May, 1996
Paul Severino...............................................  53     July, 1999

---------------
* Nominee for re-election

     The principal occupation and business experience for at least the last five years of each Director of the Company is set forth below.

     Steven J. Benson has served as the Company's President, Chief Executive Officer and a Director of the Company since June 1997 and Chairman since August 1999. From September 1992 to April 1997, he served as Senior Vice President of Worldwide Sales and Marketing at Shiva Corporation, a manufacturer of data access products. From January 1988 to August 1992, Mr. Benson served as Director of Worldwide Sales and Marketing for Lotus Development Corporation's Portable Computing Group. Mr. Benson holds a Bachelor's degree from Bentley College.

     Calvin K. Manz has served as a Director of the Company since June 1989. He founded the company in June 1989, and served as the Company's President and Chief Executive Officer until June 1997. He has served as the President and Chief Executive Officer of Odyssey Financial Inc., a financial and management advisor to technology companies, since December 1997. Mr. Manz was a Director of Telebackup Systems, Inc., a software utilities company, from June 1997 until the company merged in May 1999 with Veritas Software, a supplier of storage management software. Mr. Manz also serves as a director of International Properties Group, Ltd., a publicly-traded real estate company in Canada, and several private companies.

     Michael H. Balmuth has served as a Director of the Company since September 1997. He has served as a General Partner of Summit Accelerator Partners since August 1999. From December 1998 to August 1999, Mr. Balmuth served as a Principal of Summit Partners and a Vice President from March 1997 to December 1998. From August 1991 to February 1997, Mr. Balmuth served as a Principal at Broadview Associates. He is a director of several private companies. Mr. Balmuth holds a Bachelor's degree from Dartmouth College and an M.B.A. from Harvard University.

     John B. Landry has served as a Director of the Company since September 1997. Since 1995, he has served as Vice President of Technology Strategy for IBM. In addition, since February 1995, Mr. Landry has served as the Chairman of Anyday.com, an Internet calendar and personal information management company. From March 1996 to January 1999, he served as Chairman of Narrative Communications, an Internet-based advertising and direct marketing company. From December 1990 to June 1995, Mr. Landry served as the Senior Vice President of Development and Chief Technology Officer for Lotus Development Corporation. He also serves as a director of Giga Information Group, a market research firm, and Interliant, an applications service provider, as well as several private companies. Mr. Landry holds a Bachelor's degree from Babson College.

     Gregory M. Avis has served as a Director of the Company since May 1996. Mr. Avis has served as a Managing Partner of Summit Partners since 1990, and has been a General Partner since 1987. Mr. Avis also serves as a director of: Ditech Communications Corporation, a manufacturer of communications equipment; Extended Systems, Inc., a network peripherals and wireless communications company; Powerwave Technologies, Inc., a designer and manufacturer of power amplifiers for wireless communications; Splash Technology Holdings, Inc., a developer of color server systems; and several privately held companies. Mr. Avis holds a Bachelor's degree from Williams College and an M.B.A. from Harvard University.

     Paul Severino has served as a Director of the Company since July 1999. He has served as the Chairman of NetCentric Corporation, a provider of Internet protocol telephony applications, since August 1997. From October 1994 to November 1996, Mr. Severino served as the Chairman of the Board of Bay Networks, Inc., after its formation from the merger of Wellfleet and Synoptics. From October 1986 to October 1994, he served as the President and Chief Executive Officer of Wellfleet Communications, Inc., a company he co-founded and which merged with Bay Networks. He is a director of Media 100, Inc., a provider of digital video systems, Interspeed, Inc., a remote access equipment company, and SilverStream Software, Inc., an Internet software company. Mr. Severino holds a Bachelor's degree from Rensselaer Polytechnic Institute.

INFORMATION REGARDING EXECUTIVE OFFICERS AND KEY EMPLOYEES

     Set forth below is certain information regarding each of the executive officers and key employees of the Company as of August 18, 2000.

NAME                                       AGE                       POSITION
----                                       ---                       --------
Steven J. Benson.........................  41     Chairman, President and Chief Executive Officer
Jeffrey P. Dickerson.....................  40     Vice President of Sales
Paul K. Zurlo............................  34     Chief Financial Officer
Michael D. Williams......................  42     Vice President of Business Development
Patrick J. Curley........................  40     Vice President of Engineering
Alfred F. Brisard........................  36     Vice President of Marketing
Michael L. Quarella......................  45     Vice President of Operations
J. Robert Geiman.........................  27     Senior Director of Corporate Development
Sarah N. Burke...........................  42     Director of Human Resources

     The principal occupation and business experience for the last five years of the Company's executive officers, other than such officers who also serve as Directors, is set forth below.

     Jeffrey P. Dickerson has served as the Company's Vice President of Sales since September 1997. From November 1996 to August 1997, he served as Vice President of Sales and Service at Intelligent Environments, Inc., a British Internet software company. From February 1993 to November 1996, Mr. Dickerson served as Vice President of Direct Sales at VMark Software, Inc., a data warehousing software company. Mr. Dickerson holds a Bachelor's degree from North Adams State College.

     Paul K. Zurlo has served as the Company's Chief Financial Officer since September 1997. From July 1995 to June 1997, he served as a Vice President at Summit Partners, a venture capital firm. Summit Partners and its affiliates manage a number of venture capital funds, including Summit Ventures IV, L.P., Summit Subordinated Debt Fund L.P. and Summit Investors III, L.P., which are all stockholders of MCK. From July 1993 to July 1995, Mr. Zurlo was a consultant with Bain & Company. Mr. Zurlo holds a Bachelor's degree from Georgetown University and an M.B.A. from Harvard University.

     Michael D. Williams has served as the Company's Vice President of Business Development since July 1997. From December 1994 to July 1997, he served in a series of increasingly senior management positions at Gandalf Canada Ltd., a networking solutions provider for the remote access market, most recently as the Vice President of Product Marketing. From December 1992 to November 1994, Mr. Williams served as the Strategic Marketing Manager for Canada at AT&T Network Systems (now Lucent). Mr. Williams holds a Bachelor's degree from the University of Waterloo.

     Patrick J. Curley has served as the Company's Vice President of Engineering since May 1998. From July 1994 to March 1998, he served as Director and Vice President of Engineering at Windata, Inc., a wireless local area networking company. From September 1991 to June 1994, Mr. Curley served as Director of Engineering at PictureTel Corporation, a video and data conferencing company. He holds a Bachelor's degree from Boston University.

     Alfred F. Brisard has served as the Company's Vice President of Marketing since October 1999. From November 1997 to September 1999 he served as Director of Marketing and Business Development -- New Business Initiatives for 3Com Corporation, a provider of information access products and network system solutions. From April 1996 to November 1997, Mr. Brisard served as Product Line Manager for the OEM Business Unit of Compaq/Microcom, Inc., which develops and markets computer hardware, software and services. From March 1994 to March 1996 he served as Senior Product Manager, and from September 1992 to March 1994 as a Staff Director, for Bell Atlantic Corp., formerly NYNEX. Mr. Brisard holds a Bachelor's degree from Northeastern University School of Engineering and an M.B.A. from Boston College.

     Michael L. Quarella has served as Vice President of Operations since October 1999. From January 1999 to October 1999, he served as Director of Operations at Sensormatic Electronics Corp., a manufacturer of personal access control and integrated security management systems. From May 1997 to December 1998, he served as Business Unit Director at ACT Manufacturing, a full service contract manufacturing company providing printed circuit board assemblies along with complete systems assembly and test operations. From February 1993 to May 1997, he served as Vice President of Operations at Windata, Inc., a wireless local area networking company. From October 1990 to February 1993, he served as Senior Director, Manufacturing at Racal-Datacom, Inc., a manufacturer of access products and local area network system solutions. He holds a Bachelor's degree from Fitchburg State College.

     J. Robert Geiman has served as the Company's Senior Director of Corporate Development since January 2000 and Director of Corporate Development since January 1999. From July 1995 to December 1998, he served as an Associate at Summit Partners. Mr. Geiman holds a Bachelor's degree from Dartmouth College.

     Sarah N. Burke has served as the Company's Director of Human Resources since October 1999. From November 1990 through October 1999, she held increasingly senior management positions at Ardent Software, a global data management software company, including Vice President of Human Resources. Ms. Burke graduated from The Katherine Gibbs School and received a Certificate of Human Resources from Bentley College.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

COMPENSATION OF DIRECTORS

     MCK does not currently compensate its Directors, but they are reimbursed for out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors or its committees. The Company's Directors are generally eligible to participate in the 1996 Stock Option Plan and the 1999 Stock Option and Grant Plan. Pursuant to the terms of the Director Plan, if approved by the stockholders, each Director who is an eligible director on November 1, 2000 or becomes an eligible Director after November 1, 2000, shall be granted an option to purchase 50,000 shares of Common Stock on November 1, 2000 or the date that such person first becomes an eligible Director, whichever is later; provided, however, that any eligible Director who received stock options of the Company prior to November 1, 2000, shall not be granted an Initial Grant, but rather, shall receive an option to purchase up to the number of shares equal to 50,000 shares minus the total number of unvested shares previously granted pursuant to stock options of the Company (collectively, the "Initial Grants"). Initial Grants shall vest in quarterly installments, subject to the grantee's continued service as a Director of the Company or its subsidiaries, over a period of 3 years (1/12th of the total option shares vest every 3 months). Additionally, grantees may immediately exercise the Initial Grants, subject to the Company's right to repurchase any unvested shares upon the termination of the Director's continued service as a Director of the Company or its subsidiaries. Further, on the date of each annual meeting of the stockholders of the Company, each eligible Director will automatically be granted an additional option to purchase 10,000 shares of Common Stock, if after such annual meeting of the stockholders the Director will continue to be an eligible Director (the "Annual Grants"). Annual Grants shall be fully vested and immediately exercisable on the date of grant. All options granted under the Director Plan shall have an exercise price equal to 100% of the fair market value of the Common Stock (generally determined as the closing sales price on the Nasdaq National Market) on the date of grant.

COMPENSATION OF EXECUTIVE OFFICERS

     The following sections of this Proxy Statement set forth and describe the compensation paid or awarded to the Company's Chief Executive Officer and the four other most highly compensated executive officers who earned in excess of $100,000 during Fiscal Year 2000. These executives are referred to as the "Named Executive Officers" elsewhere in this Proxy Statement.

     Summary Compensation. The following summary compensation table sets forth information concerning compensation for services rendered in all capacities awarded to, earned by or paid to the Company's Chief Executive Officer and the other Named Executive Officers during each of fiscal years ended April 30, 2000 and April 30, 1999.

                                                                   LONG TERM COMPENSATION
                                      ANNUAL COMPENSATION                  AWARDS
                                  ---------------------------   -----------------------------
                                                                                   SECURITIES    ALL OTHER
                                                                RESTRICTED STOCK   UNDERLYING   COMPENSATION
NAME AND PRINCIPAL POSITION       YEAR   SALARY($)   BONUS($)      AWARDS(#)       OPTIONS(#)      ($)(1)
---------------------------       ----   ---------   --------   ----------------   ----------   ------------
Steven J. Benson................  2000   $290,992    $265,000       107,100              --         $876
  Chairman, President, and        1999    271,356     243,268            --         244,629          660
  Chief Executive Officer
Jeffrey P. Dickerson............  2000    122,830     183,387        53,550          20,000          258
  Vice President of Sales         1999    120,001      75,568            --          32,217          264
Paul K. Zurlo...................  2000    156,551      32,910        53,550              --          305
  Chief Financial Officer         1999    109,584      34,258            --          36,010          290
Michael D. Williams.............  2000    127,505      25,340        53,550              --          314
  Vice President of Business      1999    110,000      24,280            --          32,602          264
  Development
Patrick J. Curley...............  2000    121,315      13,687        53,550              --          235
  Vice President of Engineering   1999    119,155      11,125       114,750          28,359          264

---------------
(1) Represents premiums paid for life insurance.

     Option Grants. The following table sets forth certain information concerning the individual grant of options to purchase Common Stock of the Company to the Named Executive Officers who received options during Fiscal Year 2000.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                INDIVIDUAL GRANTS
                                -------------------------------------------------
                                              PERCENT
                                              OF TOTAL
                                              OPTIONS                                 POTENTIAL REALIZABLE
                                  NUMBER     GRANTED TO                                 VALUE AT ASSUMED
                                    OF       EMPLOYEES                                ANNUAL RATES OF STOCK
                                SECURITIES    EXERCISE     EXERCISE                   PRICE APPRECIATE FOR
                                UNDERLYING    RATES IN     RATES OR                      OPTION TERM(1)
                                 OPTIONS       FISCAL     BASE PRICE   EXPIRATION   -------------------------
NAME                             GRANTED      YEAR(#)       ($/SH)        DATE         5%($)        10%($)
----                            ----------   ----------   ----------   ----------   -----------   -----------
Steven J. Benson..............        --         --             --            --             --            --
Jeffrey P. Dickerson..........    20,000        1.4%        $12.75      10/04/09    $325,451.80   $410,680.05
Paul K. Zurlo.................        --         --             --            --             --            --
Michael D. Williams...........        --         --             --            --             --            --
Patrick J. Curley.............        --         --             --            --             --            --

---------------
(1) This column shows the hypothetical gain or option spreads of the options granted based on assumed annual compound stock appreciation rates of 5% and 10% for the exercise price of such options over the full 10-year term of the options. The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future Common Stock prices.

     Option Exercises and Option Values. The following table sets forth information concerning the number of underlying shares and value of unexercised options to purchase Common Stock held by the Named Executive Officers as of April 30, 2000.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                            NUMBER OF
                                                      SECURITIES UNDERLYING          VALUE OF UNEXERCISED
                                                       UNEXERCISED OPTIONS           IN THE MONEY OPTIONS
                          SHARES                      AT APRIL 30, 2000(#)          AT APRIL 30, 2000($)(1)
                        ACQUIRED ON     VALUE      ---------------------------   -----------------------------
NAME                    EXERCISE(#)    REALIZED    EXERCISABLE   UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
----                    -----------   ----------   -----------   -------------   -------------   -------------
Steven J. Benson......    30,600      $26,680.14     76,426         137,603      $2,380,819.76   $4,286,603.26
Jeffrey P.
  Dickerson...........     6,301        5,493.84     19,819          26,097         617,400.71      812,972.72
Paul K. Zurlo.........     7,091        6,182.64      5,317          15,952         165,634.98      496,936.08
Michael D. Williams...     4,326        3,771.84      8,744          19,532         272,392.75      608,460.10
Patrick J. Curley.....        --              --     12,408          15,951         386,533.53      496,904.93

---------------
(1) Based on the last reported sale price on the Nasdaq National Market on April 28, 2000 less the option exercise price. As of April 28, 2000 there were no options held by officers of MCK for which the exercise price of the option was in excess of the market price.

EMPLOYMENT AGREEMENTS WITH EXECUTIVE OFFICERS

     We entered into a severance agreement with Steven J. Benson on June 17, 1997. The severance agreement provides that, in the event Mr. Benson's employment is terminated without cause, Mr. Benson will continue to receive salary and benefits for six months or until Mr. Benson is reemployed, whichever occurs first.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors currently consists of Gregory Avis and Paul Severino. Mr. Avis and Mr. Severino are both non-employee directors.

COMPENSATION COMMITTEE POLICY

     Compensation Policies for Executive Officers. The Compensation Committee's executive compensation philosophy is: (i) to provide competitive levels of compensation that integrate pay with the individual executive's performance and the Company's annual and long-term performance goals; (ii) to motivate key executives to achieve strategic business goals and reward them for their achievement; (iii) to provide compensation opportunities and benefits that are comparable to those offered by other companies in the telecommunications equipment industry, thereby allowing MCK to compete for and retain talented executives who are critical to the Company's long-term success; and (iv) to align the interests of key executives with the long-term interests of stockholders and the enhancement of stockholder value through the granting of stock options.

     The compensation of the Company's executive officers is currently comprised of annual base salary, annual performance incentives in the form of cash bonuses, and long-term performance incentives in the form of stock option grants under the Stock Plans.

     The Compensation Committee has determined that the base salaries of executive officers should be set at levels that are competitive with those in the telecommunications equipment industry. In addition, the Compensation Committee believes that it is appropriate to reward outstanding performance through a combination of cash bonuses and stock options to provide a competitive compensation package that will enable the Company to attract and retain the executives needed to achieve such performance. The Compensation Committee also has determined that any stock option or other equity-based compensation should involve long-term vesting to encourage tenure and enhancement of stockholder value over the long-term.

     Base Salary and Bonuses. Base salaries, bonuses and other compensation for executive officers are targeted according to the salaries of employees holding similar offices and having similar responsibilities within the telecommunications equipment industry. Annual salary adjustments for executive officers are determined by evaluating the competitive marketplace, the performance of the Company, the performance of the executive officers and any change in the responsibilities assumed by the executive officers. Salary adjustments are normally determined and made on an annual basis.

     Restricted Stock and Stock Option Grants. Stock options are designed to attract and retain executives who can make significant contributions to the Company's success; reward executives for such significant contributions; and give executives a long-term incentive to encourage tenure; and align the interests of the Company's executives with those of its stockholders. In determining whether to grant restricted stock or stock options to executive officers, the Compensation Committee evaluates each officer's performance, and awards reflect individual performance reviews. The Compensation Committee also may grant restricted stock or stock options for executive retention purposes, taking into account, among other things, general industry practices. Restricted stock and stock options typically vest over four years in order to encourage performance over the long-term. Stock options generally have been granted with five and ten-year terms and an exercise price equal to 100% of the fair market value of the Common Stock on the grant date.

     The total compensation for the Named Executive Officers is described in this Proxy Statement starting on page 7 and the compensation for the Chief Executive Officer is also discussed below.

COMPENSATION OF EXECUTIVE OFFICERS DURING FISCAL YEAR 2000

     Steven Benson, the CEO of the Company, received a base salary of $290,000 for Fiscal Year 2000. This represented an increase of approximately 7.4% from Fiscal Year 1999. The Compensation Committee has voted to keep the salary of the CEO at the same level for Fiscal Year 2001. Mr. Benson was also awarded a cash bonus of $290,000 in Fiscal Year 2000 based on the achievement of certain metrics and personal objectives which included, but were not limited to, the Company's successful completion of a public stock offering and the Company's achievement of certain revenue and earnings goals. Mr. Benson was also awarded a restricted stock grant of 107,100 shares which vest over four years.

                                          COMPENSATION COMMITTEE

                                          GREGORY AVIS
                                          PAUL SEVERINO

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Since October 22, 1999 all executive officer compensation decisions have been made by the Compensation Committee or the full Board of Directors. The Compensation Committee reviews and makes recommendations regarding the compensation for top management and key employees of the Company, including salaries and bonuses. No member of the Compensation Committee is an officer of the Company. The current members of the Compensation Committee are Gregory Avis and Paul Severino. All Directors participated in deliberations of the Company's Board of Directors concerning executive compensation during Fiscal Year 2000.

SHAREHOLDER RETURN PERFORMANCE GRAPH

     Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock, based on the market price of the Company's Common Stock with the total return of companies included within the Nasdaq Stock Market Index and a peer group of companies included within the Nasdaq Telecommunications Stock Index, for the period commencing October 22, 1999 and ending April 30, 2000. The calculation of total cumulative return assumes a $100 investment in the Company's Common Stock, the Nasdaq Stock Market Index and the Nasdaq Telecommunications Stock Index on October 22, 1999, the date of the Company's initial public offering, and the reinvestment of all dividends.

                                                                               NASDAQ STOCK MARKET               NASDAQ
                                                MCK COMMUNICATIONS, INC.        (U.S. COMPANIES)           TELECOMMUNICATIONS
                                                ------------------------       -------------------         ------------------
10/22/1999                                                  100                         100                         100
4/30/2000                                                195.31                      136.91                      117.85

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On July 12, 1999, MCK issued restricted stock to certain of its executive officers. The Company accepted promissory notes as consideration for the restricted stock. Paul Zurlo, Michael Williams, Jeffrey Dickerson and Patrick Curley each issued a promissory note to the Company in the principal amount of $87,500 for 53,550 shares of Common Stock, and Steven Benson issued a promissory note to the Company in the principal amount of $175,000 for 107,100 shares of Common Stock. These promissory notes bear interest at a compound annual rate of 5.82%. The principal amount of the promissory notes and any accrued and unpaid interest is required to be repaid with the net, after-tax proceeds from the sale of the restricted stock granted to the executive officer and paid for with these promissory notes. The principal amount of the promissory notes and any accrued and unpaid interest are due and payable on the earlier of July 12, 2004 or 60 days after the termination of the executive officer's employment with MCK. The Company makes annual bonus payments to these executive officers in the amount of the annual interest due on the promissory notes. The restricted stock of Messrs. Benson, Zurlo, Williams, Dickerson and Curley vests 1/4th on the first anniversary of the date of grant and 1/48th of the shares monthly thereafter.

     On July 6, 1999, MCK issued 30,600 shares of Common Stock to one of its Directors, Paul Severino, for an aggregate purchase price of $250,000.

     On September 21, 1999, MCK issued 22,950 shares of restricted stock to one of its executive officers, Alfred Brisard, for an aggregate purchase price of $75,000. Mr. Brisard issued a promissory note to the Company in the principal amount of $75,000 for the 22,950 shares of Common Stock. The promissory note bears interest at a compound annual rate of 5.82%. The principal amount of the note and any accrued and unpaid interest is required to be repaid with the net, after-tax proceeds from the sale of the restricted stock granted to Mr. Brisard and paid for with the promissory note. The principal amount of the promissory note and the accrued and unpaid interest are due and payable on the earlier of September 21, 2004 or 60 days after the termination of Mr. Brisard's employment with MCK. The Company makes annual bonus payments to Mr. Brisard in an amount equal to the annual interest due on the promissory note. The restricted stock vests 1/4 on the first anniversary of the date of grant and 1/48th of the shares monthly thereafter.

     Upon completion of the Company's initial public offering in October 1999:

     - MCK redeemed 12,910,804 shares of its Series A redeemable preferred stock, held by Summit Partners, for an aggregate redemption price of $16,388,020;

     - MCK redeemed 23,887 shares of its Series C redeemable preferred stock, held by Lazard Freres, for an aggregate redemption price of $2,637,573; and

     - MCK redeemed 2,000,000 shares of its Series A redeemable preferred stock and 20,000 shares of Series E redeemable preferred stock of its subsidiary, held by Calvin Manz, for an aggregate redemption price of $5,173,585.

CONFLICTS OF INTEREST

     Conflicts of interest may arise in the course of business transactions between the Company, its officers, Directors and principal stockholders, and their affiliates. The Company believes that the transactions in which it was a party as described above were at terms no less favorable than the Company would have obtained from unaffiliated third parties. In connection with the Company's initial public offering, the Company adopted a policy that all future transactions between the Company and its officers, Directors or other affiliates (other than compensation and employment matters) be reviewed by the Board of Directors on an on-going basis and submitted to the Audit Committee or other comparable body for review where appropriate.

         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth information regarding the beneficial ownership of Common Stock as of August 18, 2000 by:

     - all persons who own beneficially 5% or more of the Company's Common
       Stock;

     - the Chief Executive Officer and each of the other Named Executive
       Officers;

     - each of the Company's Directors; and

     - all Directors and executive officers as a group.

     Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares of Common Stock beneficially owned, subject to the community property laws, where these rules, beneficial ownership includes any shares which the individual or entity has stole or shared voting or investment power and shares of Common Stock subject to options held that are currently exercisable or exercisable within 60 days of August 18, 2000. The applicable percentage of "beneficial ownership" is based upon 19,926,777 shares of Common Stock outstanding.

                                                                BENEFICIAL OWNERSHIP
                                                              ------------------------
NAME OF BENEFICIAL OWNER (1)                                    SHARES      PERCENTAGE
----------------------------                                  ----------    ----------
OFFICERS AND DIRECTORS:
Summit Partners (1).........................................   4,294,161       21.6%
Steven J. Benson (2)........................................   1,040,265        5.2
Jeffrey P. Dickerson (3)....................................     122,129       *
Paul K. Zurlo (4)...........................................     159,579       *
Michael D. Williams (5).....................................     117,812       *
Patrick J. Curley (6).......................................     156,779       *
Gregory M. Avis (7).........................................   4,294,161       21.6
Michael H. Balmuth (8)......................................   4,294,161       21.6
John B. Landry (9)..........................................      57,639       *
Calvin K. Manz (10).........................................   2,770,949       13.9
Paul Severino (11)..........................................      40,917       *
All executive officers and directors as a group(12
  persons)(12)..............................................   8,805,693       43.7

---------------
  *  Represents less than 1% of the outstanding shares.

 (1) Represents 3,936,376 shares held by Summit Ventures IV, L.P., 178,670 shares held by Summit Subordinated Debt Fund, L.P., and 179,115 shares held by Summit Investors III, LP. Summit Ventures IV, L.P., Summit Subordinated Debt Fund, L.P., and Summit Investors III, L.P. are part of an affiliated group of investment partnerships referred to, collectively, as Summit Partners. Summit Partners, LLC through an investment committee, has voting and dispositive authority over the shares held by Summit Ventures IV, L.P., Summit Debt Fund L.P. and Summit Investors III, L.P.

 (2) Includes 107,004 shares underlying options granted to Mr. Benson which are exercisable within 60 days of August 18, 2000 and 138,465 shares owned by the Benson Family Limited Partnership, of which Mr. Benson is the general partner and two trust for his minor children are the limited partners.

 (3) Includes 26,184 shares underlying options granted to Mr. Dickerson which are exercisable within 60 days of August 18, 2000.

 (4) Includes 12,528 shares underlying options granted to Mr. Zurlo which are exercisable within 60 days of August 18, 2000.

 (5) Includes 12,740 shares underlying options granted to Mr. Williams which are exercisable within 60 days of August 18, 2000.

 (6) Includes 15,952 shares underlying options granted to Mr. Curley which are exercisable within 60 days of August 18, 2000.

 (7) Represents shares described in note (1) above, beneficially owned by Summit Partners. Summit Partners, LLC, through an investment committee, has voting and dispositive authority over the shares held by Summit Ventures IV, L.P., Summit Debt Fund L.P. and Summit Investors III L.P. Mr. Avis disclaims beneficial ownership for such shares except to the extent of his pecuniary interest therein.

 (8) Represents shares described in note (1) above, beneficially owned by Summit Partners. Summit Partners, LLC, through an investment committee, has voting and dispositive authority over the shares held by Summit Ventures IV, L.P., Summit Debt Fund L.P. and Summit Investors III L.P. Mr. Balmuth disclaims beneficial ownership for such shares except to the extent of his pecuniary interest therein.

 (9) Includes 1,193 shares underlying options granted to Mr. Landry which are exercisable within 60 days of August 18, 2000.

(10) Represents shares held by Manz Developments, Inc, of which Mr. Manz holds 100% of the voting stock and 48% of the total equity.

(11) Includes 15,300 shared underlying options granted to Mr. Severino which are exercisable within 60 days of August 18, 2000.

(12) Includes 206,921 shares underlying options granted to the executive officers which are exercisable with 60 days of August 18, 2000.

                                 PROPOSAL NO. 2

                    ADOPTION OF THE MCK COMMUNICATIONS, INC.
                       2000 EMPLOYEE STOCK PURCHASE PLAN

     On August 15, 2000, the Board of Directors adopted the MCK Communications, Inc. 2000 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan"). At the Annual Meeting, the Company's stockholders will be asked to consider and vote on a proposal to approve the Employee Stock Purchase Plan, a copy of which is attached hereto as Exhibit B.

     The Board of Directors believes that the ownership of the Company's Common Stock by employees is a desirable and useful means to strengthen further the interests of the employees and the future success of the Company.

     The following summary of the principal provisions of the Employee Stock Purchase Plan proposed for approval is qualified in its entirety by reference to the full text of the Employee Stock Purchase Plan, which is included as Exhibit B hereto.

GENERAL

     General. The Employee Stock Purchase Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). Each participant in the Employee Stock Purchase Plan is granted at the beginning of each offering under the plan (an "Offering") the non-transferable right to purchase through accumulated payroll deductions up to a number of shares of Common Stock of the Company during the Offering (an "Option"). The Option is automatically exercised on each purchase date at the end of the Offering unless the participant has terminated employment, is no longer eligible to participate, or has withdrawn from participation in the Offering prior to such date.

     Eligibility and Participation. Any employee of the Company or of any present or future parent or subsidiary corporation of the Company designated by the Board of Directors for inclusion in the Employee Stock Purchase Plan with customary employment of at least 20 hours per week and 5 months per calendar year (including officers and employee Directors but not including non-employee Directors) is eligible to participate in the Employee Stock Purchase Plan. However, no employee who owns or holds stock options to purchase, or as a result of participation in the Employee Stock Purchase Plan would own or hold options to purchase, 5% or more of the total combined voting power or value of all classes of stock of the Company or any parent or subsidiary corporation of the Company is entitled to participate in the Employee Stock Purchase Plan. In order to participate in the Employee Stock Purchase Plan, an eligible employee must execute and deliver to the Company certain authorization forms directing a payroll deduction of a specified whole percentage of his or her base and/or incentive compensation not to exceed ten percent (10%). Payroll deductions will be credited to an individual account for each participating employee. No interest will be payable with respect to any amounts credited to such accounts.

     A participant may withdraw from an Offering at any time without affecting his or her eligibility to participate in future Offerings.

     Subject to certain limitations, each participant in an Offering has an Option equal to the lesser of that number of whole shares determined by dividing the aggregate payroll deduction by the applicable purchase price. During any calendar year, no participant may purchase under the Employee Stock Purchase Plan shares of Common Stock having a fair market value exceeding $25,000 (measured by the fair market value of the Common Stock on the first day of the Offering in which the shares are purchased). In addition, the Compensation Committee may set a maximum number of shares of Common Stock that may be purchased by any participant on any single purchase date prior to the commencement of any Offering.

     Offerings. Generally, each Offering under the Employee Stock Purchase Plan is for a period of 6 months. Offerings are consecutive, with a new Offering beginning every 6 months. Offerings will generally commence on May 1st and November 1st of each year and end on October 31st and April 30th, respectively. The first Offering will commence on November 1, 2000 and end on April 30th, 2001. Shares will be purchased on the last day of each Offering. The Board of Directors may establish a different term for one or more Offerings or purchase periods or different commencement or ending dates for an Offering or purchase period.

     Issuance of Stock. On each purchase date, the Company issues to each participant in the Offering the number of shares of Common Stock determined by dividing the amount of payroll deductions accumulated for the participant during the Offering by the purchase price, subject to the limitations described above. The per share purchase price for the Common Stock purchased pursuant to the Employee Stock Purchase Plan will equal eighty-five percent of the lower of the fair market value (generally determined as closing sales price on the Nasdaq National Market) of a share of Common Stock on (i) the first business day of the offering period or (ii) the last business day of the offering period. Any payroll deductions not applied to the purchase of shares will be returned to the participant, unless the amount remaining in a participant's individual account is less than the amount necessary to purchase a whole share of Common Stock, in which case, the remaining amount may be applied to the next Offering.

     Sale Event. In the event of: (i) a merger or consolidation in which the Company is not the surviving corporation, (ii) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger cease to own their shares or other equity interest in the Company, (iii) the sale of all or substantially all of the assets of the Company or (iv) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction (a "Sale Event"), the Company shall accelerate the last day of the Offering to a date on or before the date of the Sale Event and apply the participant's accumulated payroll deductions to purchase shares of Common Stock; provided, however, that any successor may elect to assume the Company's rights and obligations under the Employee Stock Purchase Plan. In the event of a dissolution or liquidation of the Company, the Compensation Committee may accelerate the last day of the Offering to a date on or before the consummation of the transaction and apply the participant's accumulated payroll deductions to purchase shares of Common Stock.

     Administration. The Employee Stock Purchase Plan will be administered by the Compensation Committee of the Board of Directors. The Compensation Committee may adopt, amend and rescind rules and regulations not inconsistent with the Employee Stock Purchase Plan and it will interpret and construe the Employee Stock Purchase Plan. Each Participant will be provided with a periodic statement showing the cash withheld and invested, purchase price per share and shares purchased.

     Termination. The Employee Stock Purchase Plan will continue until terminated by the Board of Directors, or until all of the shares reserved for issuance have been issued, or August 14, 2010, whichever occurs first. The Board of Directors may amend or terminate the Employee Stock Purchase Plan at any time. Any such termination will not impair any purchase rights granted prior to such termination, unless it is in the best interests of the Company or its stockholders, and any such amendment will not adversely affect the right of any participant except to the extent that such amendment is permitted by the terms of the Employee Stock Purchase Plan, necessary to meet the requirements of
Section 423 of the Code, or to obtain qualification or registration of the shares of Common Stock under federal, state or foreign securities laws. Provided further that, any amendment increasing the number of shares authorized for issuance under the Employee Stock Purchase Plan, changing the designation of employees which may participate in the Employee Stock Purchase Plan, or any other action taken by the Board of Directors that, by its terms, is contingent on stockholder approval, shall be subject to the approval of the Company's stockholders within 12 months of the adoption of such amendment.

     Stock Reserved for Issuance. A total aggregate of 250,000 shares of Common Stock have been reserved for issuance under the Employee Stock Purchase Plan. The share reserve will be automatically increased on May 1 of each year by: (a) a number of shares of Common Stock equal to 0.5% of the total number of outstanding shares of Common Stock on the immediately preceding April 30th, or
(b) a lower number of shares of Common Stock as determined by the Board of Directors. Notwithstanding the foregoing, the aggregate number of shares of Common Stock issued over the term of the Employee Stock Purchase Plan shall not exceed 500,000 shares of Common Stock. This number and the terms of outstanding Options are subject to adjustment as described in the Employee Stock Purchase Plan. If any Option expires or terminates, the shares subject to the unexercised portion of such Option will again be available for issuance under the Employee Stock Purchase Plan.

FEDERAL TAX CONSEQUENCES

     A participant recognizes no taxable income either as a result of commencing to participate in the Employee Stock Purchase Plan or purchasing shares of the Common Stock under the terms of the Employee Stock Purchase Plan.

     If shares of Common Stock purchased by a participant pursuant to an exercise of purchase rights granted under the Employee Stock Purchase Plan are disposed of at least two years after the date of the grant of such purchase rights or one year after the transfer of shares to the participant (the "Holding Period"), the participant will realize ordinary income in the year of disposition in an amount equal to 15% of the fair market value of the shares at the time the purchase rights were granted or the excess of the fair market value of the shares on the date of disposition over the purchase price paid for the shares, whichever is less. The amount of any ordinary income recognized will be added to the participant's basis in the shares, and any further gain (or any loss) after such basis adjustment would be considered gain (or loss) from the sale of a capital asset. If the holding period requirements described above are satisfied, neither the Company nor any participating subsidiary will be entitled to any deduction for federal income tax purposes with respect to shares transferred to a participant pursuant to the exercise of purchase rights.

     If the participant still owns the shares at the time of death, then in the year of death, the lesser of (i) the excess of the fair market value of the shares on the date of death over the purchase price, or (ii) 15% of the fair market value of the shares on the first day of the Offering in which the shares were purchased will constitute ordinary income.

     If shares acquired pursuant to the exercise of purchase rights granted under the Employee Stock Purchase Plan are disposed of by a participant before expiration of the Holding Period, then such participant will realize ordinary income in the year of such disposition in an amount equal to the difference between the purchase price of such shares and their fair market value on the purchase date. Any amount treated as ordinary income by reason of such a disqualifying disposition will increase the participant's income tax basis in the shares, and any additional gain or loss on such disposition (after taking into account such basis adjustment) will be capital gain or loss and will be long-term if the participant's holding period for the stock is more than one year.

     If a disqualifying disposition occurs, the Company or the participating subsidiary by which the participant is employed will be entitled to a deduction for its taxable year in which such disposition occurs, in the same amount as the amount of ordinary income recognized by the participant making such disposition except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder.

     The discussion set forth above does not purport to be a complete analysis of the potential tax consequences relevant to the participants in the Employee Stock Purchase Plan or the Company, or to describe tax consequences based on particular circumstances. It is based on federal income tax law and interpretational authorities as of the date of this Proxy Statement, which are subject to change at any time.

VOTE REQUIRED FOR APPROVAL

     A quorum being present, the affirmative vote of majority of the votes cast is necessary to approve adoption of the Employee Stock Purchase Plan.

     THE BOARD RECOMMENDS A VOTE FOR THE ADOPTION OF THE EMPLOYEE STOCK PURCHASE PLAN.

                                 PROPOSAL NO. 3

                    ADOPTION OF THE MCK COMMUNICATIONS, INC.
                        2000 DIRECTOR STOCK OPTION PLAN

     On August 15, 2000, the Board of Directors adopted the MCK Communications, Inc. 2000 Director Stock Option Plan (the "Director Plan"). At the Annual Meeting, the Company's stockholders will be asked to consider and vote upon a proposal to approve the Director Plan, a copy of which is attached hereto as Exhibit C.

     The Board of Directors believes that approval of the Director Plan is in the best interests of the Company. The purpose of the Director Plan is to provide eligible members of the Board of Directors with a means to acquire an equity interest in the Company and incentives based on increases in the value of the Company's Common Stock.

SUMMARY OF THE 2000 DIRECTOR STOCK OPTION PLAN

     The following summary of the principal provisions of the Director Plan proposed for approval is qualified in its entirety by reference to the full text of the Director Plan, which is included as Exhibit C hereto.

     General. The Director Plan was adopted by the Board of Directors on August 15, 2000. The purpose of the Director Plan is to provide members of the Board of Directors with a means to acquire an equity interest in the Company and incentives based on increases in the value of the Company's Common Stock. As of August 28, 2000, the Company had granted no options under the Director Plan.

     Administration. The Director Plan permits either the Board of Directors or a committee appointed by the Board of Directors and comprised of not less than two Directors to administer the Director Plan (in either case, the "Administrator"). The Administrator has the authority to construe and interpret the Director Plan and all interpretations of the Administrator will be final and binding on all persons having an interest in the Director Plan or any option. The Board of Directors has delegated administration of the Director Plan to a Compensation Committee composed of Gregory Avis and Paul Severino.

     Eligibility. Each member of the Board of Directors is eligible to receive stock option grants under the Director Plan except for members who are also employees of the Company or any of its subsidiaries, Gregory Avis, Michael Balmuth, and Calvin Manz. Any person eligible under the Director Plan may be granted only a non-qualified stock option.

     Terms of Options. Each option granted under the Director Plan is evidenced by a written agreement between the Company and the grantee specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the requirements of the Director Plan. Each Director who is an eligible Director on November 1, 2000 or becomes an eligible Director for the first time after November 1, 2000, shall be granted an option to purchase 50,000 shares of Common Stock on November 1, 2000 or the date that such person first becomes an eligible Director, whichever is later; provided, however, that any eligible Director who received stock options of the Company prior to November 1, 2000, shall receive an option to purchase up to the number of shares equal to 50,000 shares minus the total number of unvested shares previously granted pursuant to stock options of the Company (collectively, the "Initial Grants"). Initial Grants shall vest in quarterly installments, subject to the participant's continued service with the Company or its subsidiaries, over a period of 3 years (1/12th of the total option shares vest every 3 months). Additionally, participants may immediately exercise the Initial Grants, subject to the Company's right to repurchase any unvested shares upon the termination of the Director's continued service with the Company or its subsidiaries. Further, on the date of each annual meeting of the stockholders of the Company, each eligible Director will automatically be granted an additional option to purchase 10,000 shares of Common Stock, if after such annual meeting of the stockholders the Director will continue to be an eligible Director (the "Annual Grants"). Annual Grants shall be fully vested and immediately exercisable on the date of grant. All options granted under the Director Plan shall have an exercise price equal to 100% of the fair market value of the common stock (generally determined as the closing sales price on the Nasdaq National Market) on the date of grant and shall be nontransferable except by will or the laws of descent and distribution or to members of his or her immediate family, trusts for the benefit of such family members, or to partnerships in which such family members are the only partners.

     Sale Event. Upon the effectiveness of: (i) the dissolution or liquidation or the Company, (ii) a merger, reorganization or consolidation of the Company where the holders of the Company's outstanding voting stock immediately prior to the transaction hold less than a majority of the outstanding voting stock of the surviving entity immediately after the transaction, (iii) the sale of all or substantially all of the assets of the Company, or (iv) the sale of all of the stock of the Company (a "Sale Event"), the shares that would otherwise vest within the twelve (12) month period immediately following the Sale Event if the grantee continued to provide service to the Company or its subsidiaries during that time shall immediately vest (any remaining unvested shares shall continue to vest in accordance with the vesting schedule set forth in the option agreement without any acceleration in the time of vesting of such shares).

     Stock Reserved for Issuance. The total number of shares of Common Stock that may be issued pursuant to the Director Plan is 500,000. This number and the terms of outstanding options are subject to adjustment as provided in the Director Plan. If any option expires or terminates, the shares subject to the unexercised portion of such option will again be available for issuance under the Director Plan.

     Amendment and Termination of the Director Plan. The Board of Directors may amend or discontinue the Director Plan at any time and may amend or cancel any outstanding options; provided, that no amendment shall adversely affect rights under any outstanding option without the holder's consent, unless such amendment is necessary to obtain qualification or registration of the shares under any applicable federal, state or foreign securities laws or is required to comply with any applicable law, regulation or rule.

FEDERAL INCOME TAX INFORMATION

     The following summary is intended only as a general guide as to the federal income tax consequences under current law of participation in the Director Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

     Options granted under the Director Plan are non-qualified stock options. The grantee of an option under the Director Plan recognizes no income for federal income tax purposes on the date of grant. On the exercise of an option, the grantee normally recognizes ordinary income in an amount equal to the difference between the fair market value of the underlying shares of Common Stock on the exercise date and the option exercise price and the amount equal to the option exercise price paid for the shares becomes the basis for the underlying shares which will be used in computing any capital gain or loss upon disposition of such shares. A capital gain or loss will be long-term if the grantee holds the shares after exercise for more than 12 months before disposition. Subject to certain limitations, the Company may deduct for the year of exercise an amount equal to the amount recognized by the option holder as ordinary income upon exercise of the option, except to the extent such deduction is limited by applicable provisions of the Code or regulations thereunder.

VOTE REQUIRED FOR APPROVAL

     A quorum being present, the affirmative vote of majority of the votes cast is necessary to approve adoption of the Director Plan.

     THE BOARD RECOMMENDS A VOTE FOR THE ADOPTION OF THE DIRECTOR STOCK OPTION PLAN.

                            EXPENSES OF SOLICITATION

     The Company will bear the cost of soliciting proxies for the Annual Meeting. In addition to solicitations by mail, certain Directors, officers and regular employees of the Company (who will receive no compensation for their services other than their regular compensation) may solicit proxies by telephone, telegram or personal interview. Banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares held of record by them and such custodians will be reimbursed for their expenses.

          SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

     Stockholder proposals intended to be presented at the Company's 2001 Annual Meeting of stockholders must be received by the Company on or before April 30, 2001 in order to be considered for inclusion in the Company's proxy statement and form of proxy for that meeting. The Company's By-laws provide that any stockholder of record wishing to have a stockholder proposal considered at an annual meeting must provide written notice of such proposal and appropriate supporting documentation, as set forth in the By-laws, to the Company at its principal executive office not less than 90 days or more than 120 days prior to the first anniversary of the date of the preceding year's annual meeting. In the event, however, that the annual meeting is scheduled to be held more than 30 days before such anniversary date or more than 60 days after such anniversary date, notice must be so delivered not later than the later of (i) the 10th day after the date of public disclosure of the date of such meeting or (ii) the 90th day prior to the scheduled date of such meeting. Any such proposal should be mailed to: Secretary, MCK Communications, Inc., 117 Kendrick Street, Needham, MA 02494.

                            INDEPENDENT ACCOUNTANTS

     The Company has selected Ernst & Young LLP as the independent public accountants for the Company for the current fiscal year. The firm of Ernst & Young LLP has served as the Company's independent public accountants since September 1997. A representative of Ernst & Young LLP will be present at the Annual Meeting and will be given the opportunity to make a statement if he or she so desires. The representative will be available to respond to appropriate questions.

                        COMPLIANCE WITH SECTION 16(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and Directors, and persons who own more than 10% of the Company's outstanding shares of Common Stock (collectively, "Section 16 Persons"), to file initial reports of ownership and reports of changes in ownership with the Commission and Nasdaq. Section 16 Persons are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain Section 16 Persons that all Section 16(a) reports required to be filed for such persons had been filed, the Company believes that during Fiscal Year 2000 the Section 16 Persons complied with all
Section 16(a) filing requirements applicable to them.

                                 OTHER MATTERS

     The Board of Directors does not know of any matters other than those described in this Proxy Statement which will be presented for action at the Annual Meeting. If other matters are duly presented, proxies will be voted in accordance with the best judgment of the proxy holders.

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                LIST OF EXHIBITS

Exhibit A  MCK Communications, Inc. Audit Committee Charter
Exhibit B  MCK Communications, Inc. 2000 Employee Stock Purchase Plan
Exhibit C  MCK Communications, Inc. 2000 Director Stock Option Plan

                                                                       EXHIBIT A

                               MCK COMMUNICATIONS

                            AUDIT COMMITTEE CHARTER

     The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

     - The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the committee will review and recommend to the board the selection of the Company's independent auditors, subject to shareholders' approval.

     - The committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the committee will discuss with management, the internal auditors, if any, and the independent auditors the adequacy and effectiveness of the accounting, financial controls and staffing, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. The committee will review the Company's written revenue recognition policies and other Company financial policies, as needed. Further, the committee will meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

     - The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q and shall review the Company's earnings press releases and disclosure policies prior to such releases. Also, the committee will discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

     - The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee will discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

     - The committee shall be comprised of three directors who meet the NASD definitions of independent and financially literate. At least one committee member shall have accounting and/or financial management expertise. The committee shall have an elected chairman.

     - The committee shall submit the minutes of all meetings to the board. The committee shall investigate any matter brought to its attention within the scope of its duties and, if necessary, in its opinion, retain counsel and other expert advisors.

                                                                       EXHIBIT B

                            MCK COMMUNICATIONS, INC.

                       2000 EMPLOYEE STOCK PURCHASE PLAN

     1. Establishment of Plan. MCK Communications, Inc. (the "Company") proposes to grant options to purchase shares of the Company's common stock, $.001 par value per share (the "Common Stock"), to eligible employees of the Company and its Participating Affiliates (as defined below) pursuant to this Employee Stock Purchase Plan (this "Plan"). For purposes of this Plan, "Parent Corporation" and "Subsidiary Corporation" shall have the same meanings as "parent corporation" and "subsidiary corporation" in Sections 424(e) and 424(f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). "Participating Affiliates" are Parent Corporations or Subsidiaries that the Board of Directors of the Company (the "Board") designates from time to time as corporations that shall participate in this Plan. Affiliates may be designated as Participating Affiliates either before or after this Plan is approved by the Company's stockholders as provided in Section 22. The Company intends this Plan to qualify as an "employee stock purchase plan" under Section 423 of the Code (including, any amendments to or replacements of such Section), and this Plan shall be so construed. Any term not expressly defined in this Plan but defined for purposes of Section 423 of the Code shall have the same definition herein. A total of 250,000 shares of the Company's Common Stock are reserved for issuance under this Plan. In addition, on each May 1, the aggregate number of shares of the Company's Common Stock reserved for issuance under this Plan shall be increased automatically by a number of shares equal to 0.5% of the total number of outstanding shares of the Company's Common Stock on the immediately preceding April 30; provided, that the Board or the Committee may in its sole discretion reduce the amount of the increase in any particular year. Notwithstanding anything to the contrary in this Section 1, the aggregate number of shares that may be issued over the term of this Plan shall not exceed 500,000 shares. The share limits set forth in this Section 1 shall be subject to adjustments effected in accordance with Section 14 of this Plan.

     2. Purpose. The purpose of this Plan is to provide eligible employees of the Company and Participating Affiliates with a convenient means of acquiring an equity interest in the Company through payroll deductions, to enhance such employees' sense of participation in the affairs of the Company and Participating Affiliates, and to provide an incentive for continued employment.

     3. Administration.

     (a) This Plan shall be administered by the Compensation Committee of the Board (the "Committee"). Subject to the provisions of this Plan and the limitations of Section 423 of the Code or any successor provision in the Code, all questions of interpretation or application of this Plan shall be determined by the Committee in its sole discretion and its decisions shall be final and binding upon all participants. Members of the Committee shall receive no compensation for their services in connection with the administration of this Plan, other than standard fees as established from time to time by the Board for services rendered by Board members serving on Board committees. All expenses incurred in connection with the administration of this Plan shall be paid by the Company.

     (b) The Committee may, from time to time, consistent with the Plan and the requirements of Section 423 of the Code, establish, change or terminate such rules, guidelines, policies, procedures, limitations, or adjustments as deemed advisable by the Company, in its sole discretion, for the proper administration of the Plan, including, without limitation: (a) a minimum payroll deduction amount required for participation in an Offering Period, (b) a limitation on the frequency or number of changes permitted in the rate of payroll deduction during an Offering Period, (c) an exchange ratio applicable to amounts withheld in currency other than United States dollars, (d) a payroll deduction greater or less than the amount designated by a participant in order to adjust for the Company's delay or mistake in processing an Enrollment Form or in otherwise effecting a participant's election under the Plan or as advisable to comply with the requirements of Section 423 of the Code, (e) determination of the date and manner by which the Fair Market Value of the Common Stock is determined for purposes of administration of the Plan, (f) delegate responsibility for Plan operation, management and administration, subject to the Committee's oversight and control, on such terms as the Committee may establish, and (g) delegate to other persons the responsibility for performing appropriate functions as necessary, desirable or appropriate to further the purposes of this Plan.

     4. Eligibility. Any individual employed by the Company or the Participating Affiliates is eligible to participate in an Offering Period (as hereinafter defined) under this Plan except the following:

          (a) employees who are not employed by the Company or a Participating Subsidiary Corporation before the beginning of such Offering Period or prior to such other time period as specified by the Committee;

          (b) employees who are customarily employed for twenty (20) hours or less per week;

          (c) employees who are customarily employed for five (5) months or less in a calendar year;

          (d) employees who, together with any other person whose stock would be attributed to such employee pursuant to Section 424(d) of the Code, own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Participating Affiliates or who, as a result of being granted an option under this Plan with respect to such Offering Period, would own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined power or value of all classes of stock of the Company or any of its Participating Affiliates; and

          (e) individuals who provide services to the Company or any of its Participating Affiliates as independent contractors who are reclassified as common law employees for any reason except for federal income and employment tax purposes.

     5. Offering Dates. The offering periods of this Plan (each, an "Offering Period") shall be of six (6) months duration commencing on May 1 and November 1 of each year and ending on October 31 and April 30, respectively, of each year, during which payroll deductions of the participants are accumulated under this Plan. The first Offering Period shall begin on November 1, 2000. The first business day of each Offering Period is referred to as the "Offering Date". The last business day of each Offering Period is referred to as the "Purchase Date". The Committee shall have the power to change the Offering Dates, the Purchase Dates and the duration of Offering Periods without stockholder approval; provided, however, that no Offering Period may have a duration exceeding twenty-seven (27) months. If the first or last day of an Offering Period is not a day on which the national securities exchanges or Nasdaq Stock Market are open for trading, the Company shall specify the trading day that will be deemed the first or last day, as the case may be, of the Offering Period.

     6. Participation in this Plan. Eligible employees may become participants in an Offering Period under this Plan on the first Offering Date after satisfying the eligibility requirements by delivering an enrollment form in substantially the form attached hereto as Exhibit A (the "Enrollment Form") to the Company prior to such Offering Date, or such other time period as specified by the Committee. Notwithstanding the foregoing, the Committee may set a later time for filing the Enrollment Form authorizing payroll deductions for all eligible employees with respect to a given Offering Period. An eligible employee who does not deliver an Enrollment Form to the Company by such date after becoming eligible to participate in such Offering Period shall not participate in that Offering Period or any subsequent Offering Period until filing an Enrollment Form with the Company prior to such Offering Date, or such other time period as specified by the Committee. Once an employee becomes a participant in an Offering Period, such employee will automatically participate in the Offering Period commencing immediately following the last day of the prior Offering Period unless the employee withdraws or is deemed to withdraw from this Plan or terminates further participation in the Offering Period as set forth in Section 11 below. A participant who has not otherwise withdrawn from this Plan under
Section 11 is not required to file any additional Enrollment Form in order to continue participation in this Plan. However a participant may deliver a new Enrollment Form for a subsequent Offering Period in accordance with the procedures set forth in this Section 6 if the participant wishes to change any of the elections contained in the participant's then effective Enrollment Form.

     7. Grant of Option on Enrollment. Enrollment by an eligible employee in an Offering Period under this Plan will constitute the grant (as of the Offering Date for such Offering Period) by the Company to such employee of an option to purchase on the Purchase Date up to that number of shares of Common Stock of the Company determined by dividing (a) the amount accumulated in such employee's payroll deduction account during such Offering Period by (b) the Per Share Purchase Price as determined pursuant to Section 8 below (but in no event less than the par value of a share of Company's Common Stock), provided, however, that the number of shares of the Company's Common Stock subject to any option granted pursuant to this Plan shall not exceed the maximum number of shares which may be purchased pursuant to Section 10 below with respect to the applicable Purchase Date. The Fair Market Value of a share of the Company's Common Stock shall be determined as provided in Section 8 below.

     8. Purchase Price. The purchase price per share ("Per Share Purchase Price") at which a share of Common Stock will be sold in any Offering Period shall be eighty-five percent (85%) of the lesser of:

          (a) The Fair Market Value on the Offering Date; or

          (b) The Fair Market Value on the Purchase Date.

For purposes of this Plan, the term "Fair Market Value" of the Common Stock on any given date means (i) if the Common Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the Fair Market Value on any given date shall not be less than the average of the highest bid and lowest asked prices of the Common Stock reported for such date or, if no bid and asked prices were reported for such date, for the last day preceding such date for which such prices were reported; or (ii) if the Common Stock is admitted to trading on a national securities exchange or the NASDAQ National Market System, then clause (i) shall not apply and the Fair Market Value on any date shall not be less than the closing price reported for the Common Stock on such exchange or system for such date or, if no sales were reported for such date, for the last date preceding such date for which a sale was reported; or (iii) if the Common Stock is not publicly traded on a securities exchange or traded in the over-the-counter market or, if traded or quoted, there are no transactions or quotations within the last ten trading days or trading has been halted for extraordinary reasons, the Fair Market Value on any given date shall be determined in good faith by the Committee with reference to the rules and principles of valuation set forth in Section 20.2031-2 of the Treasury Regulations.

     9. Payment of Purchase Price; Changes in Payroll Deductions; Issuance of Shares.

     (a) The purchase price of the shares is accumulated by regular payroll deductions made during each Offering Period. The deductions are made as a percentage of the participant's compensation in one percent (1%) increments not less than one percent (1%) (except as a result of an election pursuant to Section 9(c) to stop payroll deductions during an Offering Period), nor greater than ten percent (10%) or such lower limit set by the Committee. Compensation shall mean all W-2 cash compensation, including, base salary, wages, commissions, overtime, shift premiums and bonuses, plus draws against commissions, provided, however, that for purposes of determining a participant's compensation, any election by such participant to reduce his or her regular cash remuneration under Sections 125 or 401(k) of the Code shall be treated as if the participant did not make such election. Notwithstanding the foregoing, Compensation shall not include reimbursements of expenses, allowances, long-term disability, workers' compensation or any amount deemed received without the actual transfer of cash or any amounts directly or indirectly paid pursuant to the Plan or any other stock purchase or stock option plan, or any other compensation not included above. Payroll deductions shall commence on the first payday of the Offering Period and shall continue to the end of the Offering Period unless sooner altered or terminated as provided in this Plan.

     (b) A participant may increase or decrease the rate of payroll deductions for any subsequent Offering Period by filing with the Company a new Enrollment Form prior to the beginning of such Offering Period, or prior to such other time period as specified by the Committee.

     (c) A participant may reduce his or her payroll deduction percentage to zero during an Offering Period by filing with the Company a revised Enrollment Form. Such reduction shall be effective beginning with the next payroll period after the Company's receipt of the request and no further payroll deductions will be made for the duration of the Offering Period. Payroll deductions credited to the participant's account prior to the effective date of the request shall be used to purchase shares of Common Stock in accordance with Section (e) below. A participant may not resume making payroll deductions during the Offering Period in which he or she reduced his or her payroll deductions to zero.

     (d) All payroll deductions made for a participant are credited to his or her account under this Plan and are deposited with the general funds of the Company. No interest accrues on the payroll deductions. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

     (e) On each Purchase Date, so long as this Plan remains in effect and provided that the participant has not submitted a revised Enrollment Form withdrawing from the Plan before such Purchase Date in accordance with Section 11, the Company shall apply the funds then in the participant's account to the purchase of whole shares of Common Stock reserved under the option granted to such participant with respect to the Offering Period to the extent that such option is exercisable on the Purchase Date. The Per Share Purchase Price shall be as specified in Section 8. Any cash remaining in such participant's account on a Purchase Date which is less than the amount necessary to purchase a full share of Common Stock of the Company shall be carried forward, without interest, into the next Offering Period. If this Plan has been oversubscribed, all funds not used to purchase shares on the Purchase Date shall be returned to the participant, without interest. No Common Stock shall be purchased on a Purchase Date on behalf of any employee whose participation in this Plan has terminated prior to such Purchase Date.

     (f) As promptly as practicable after the Purchase Date, the Company shall issue shares for the participant's benefit representing the shares purchased upon exercise of his or her option, subject to compliance with Section 24 below.

     (g) During a participant's lifetime, his or her option to purchase shares hereunder is exercisable only by him or her. The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

     10. Limitations on Shares to be Purchased.

     (a) No participant shall be entitled to purchase Common Stock under this Plan at a rate which, when aggregated with his or her rights to purchase stock under all other employee stock purchase plans of the Company or any Subsidiary Corporation, exceeds $25,000 in Fair Market Value, determined as of the Offering Date (or such other limit as may be imposed by the Code) for each calendar year in which the employee participates in this Plan. The Company shall automatically suspend the payroll deductions of any participant as necessary to enforce such limit; provided that when the Company automatically resumes such payroll deductions, the Company must apply the rate in effect immediately prior to such suspension.

     (b) No participant shall be entitled to purchase more than the Maximum Share Amount (as defined below) on any single Purchase Date. Prior to the commencement of any Offering Period or before such time period as specified by the Committee, the Committee may, in its sole discretion, set a maximum number of shares which may be purchased by any employee at any single Purchase Date (the "Maximum Share Amount"). Until otherwise determined by the Committee, there shall be no Maximum Share Amount. If a new Maximum Share Amount is set, then all participants must be notified of such Maximum Share Amount before commencing the next Offering Period. The Maximum Share Amount shall continue to apply with respect to all succeeding Purchase Dates and Offering Periods unless revised by the Committee as set forth above.

     (c) If the number of shares to be purchased on a Purchase Date by all employees participating in this Plan exceeds the number of shares then available for issuance under this Plan, then the Company will make a pro rata allocation of the remaining shares in as uniform a manner as shall be reasonably practicable and as the Committee shall determine to be equitable.

     (d) Any payroll deductions accumulated in a participant's account which are not used to purchase stock due to the limitations in this Section 10 shall be returned to the participant as soon as practicable after the end of the applicable Offering Period, without interest, provided that, any amount remaining in such participant's account which is less than the amount necessary to purchase a full share of Common Stock of the Company shall be carried forward, without interest, into the next Offering Period.

     11. Withdrawal.

     (a) Each participant may withdraw from an Offering Period under this Plan by signing and delivering to the Company a revised Enrollment Form indicating such participant's intention to withdraw. Such withdrawal may be elected at any time prior to the end of an Offering Period, or such other time period as specified by the Committee.

     (b) Upon withdrawal from this Plan, the accumulated payroll deductions shall be returned to the withdrawn participant, without interest, and his or her interest in this Plan shall terminate. If a participant voluntarily elects to withdraw from this Plan, he or she may not resume his or her participation in this Plan during the same Offering Period, but he or she may participate in any Offering Period under this Plan commencing after such withdrawal by filing a new authorization for payroll deductions in the same manner as set forth in Section 6 above for initial participation in this Plan.

     12. Termination of Employment. Termination of a participant's employment for any reason, including retirement, death or the failure of a participant to remain an eligible employee of the Company or of a Participating Subsidiary Corporation, immediately terminates his or her participation in this Plan. In such event, the payroll deductions credited to the participant's account will be returned to him or her or, in the case of his or her death, to his or her legal representative, without interest. For purposes of this Section 12, an employee will not be deemed to have terminated employment or failed to remain in the continuous employ of the Company or of a Participating Subsidiary Corporation in the case of sick leave, military leave, or any other leave of absence approved by the Board; provided that such leave is for a period of not more than ninety
(90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

     13. Return of Payroll Deductions. If a participant's interest in this Plan is terminated by withdrawal, termination of employment or otherwise, or if this Plan is terminated by the Board, the Company shall deliver to the participant all payroll deductions credited to such participant's account. No interest shall accrue on the payroll deductions of a participant in this Plan.

     14. Capital Changes. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each option under this Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under this Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the price per share of Common Stock covered by each option under this Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a stock split or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of issued and outstanding shares of Common Stock effected without receipt of any consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Notwithstanding the foregoing, any fractional shares resulting from an adjustment pursuant to this Section 14 shall be rounded down to the nearest whole number, and in no event may the Per Share Purchase Price be decreased to an amount less than the par value, if any, of the Common Stock. Such adjustment shall be made by the Committee, whose determination shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

     In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. The Committee may, in its sole discretion in such instances, declare that this Plan shall terminate as of a date fixed by the Committee and give each participant the right to purchase shares under this Plan prior to such termination. In the event of (i) a merger or consolidation in which the Company is not the surviving corporation (other than (A) a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings, and (B) the options under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all participants), (ii) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (iii) the sale of all or substantially all of the assets of the Company or (iv) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, (each a "Sale Event") the Company shall apply the funds contributed under the Plan to the purchase of shares of Common Stock pursuant to the provisions of Section 9 immediately prior to the effective date of such Sale Event. Notwithstanding the foregoing, the surviving, continuing, successor or purchasing corporation or parent corporation thereof (the "Acquiring Corporation"), may elect to assume the Company's rights and obligations under the Plan. All purchase rights which are neither exercised nor assumed as of the date of the Sale Event shall terminate and cease to be outstanding effective as of the effective date of the Sale Event.

     The Committee may, if it so determines in its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, or in the event of the Company being consolidated with or merged into any other corporation.

     15. Withholding. The participant shall make adequate provision for the foreign, federal, state and local tax withholding obligations of the Company or any of its Subsidiaries, if any, which arise in connection with participation in the Plan. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

     16. Nonassignability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under this Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 23 below) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be void and without effect.

     17. Reports. Individual accounts will be maintained for each participant in this Plan. Each participant shall receive as soon as practicable after the end of each Offering Period a report of his or her account setting forth the total payroll deductions accumulated, the number of shares purchased, the per share price thereof and the remaining cash balance, if any, carried forward to the next Offering Period.

     18. Notice of Disqualifying Disposition. Each participant shall notify the Company in writing if the participant disposes of any of the shares purchased in any Offering Period pursuant to this Plan if such disposition occurs within two
(2) years from the Offering Date or within one (1) year from the Purchase Date on which such shares were purchased (the "Notice Period"). The Company may, at any time during the Notice Period, place a legend or legends on any certificate representing shares acquired pursuant to this Plan requesting the Company's transfer agent to notify the Company of any transfer of the shares. The obligation of the participant to provide such notice shall continue notwithstanding the placement of any such legend on the certificates.

     19. No Rights as Shareholder or to Continued Employment. A participant shall have no rights as a shareholder by virtue of participation in the Plan until the date of the issuance of a certificate for the shares purchased pursuant to the exercise of the participant's purchase right (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 14. Neither this Plan nor the grant of any option hereunder shall confer any right on any employee to remain in the employ of the Company or any Participating Subsidiary

Corporation, or restrict the right of the Company or any Participating Subsidiary Corporation to terminate such employee's employment at any time.

     20. Equal Rights and Privileges. All eligible employees shall have equal rights and privileges with respect to this Plan so that this Plan qualifies as an "employee stock purchase plan" within the meaning of Section 423 or any successor provision of the Code and the related regulations. Any provision of this Plan which is inconsistent with Section 423 or any successor provision of the Code shall, without further act or amendment by the Company, the Committee or the Board, be reformed to comply with the requirements of Section 423. This
Section 20 shall take precedence over all other provisions in this Plan.

     21. Notices. All notices or other communications by a participant to the Company under or in connection with this Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     22. Term; Stockholder Approval. This Plan will become effective on November 1, 2000, subject to approval by the stockholders of the Company, in any manner permitted by applicable corporate law, within twelve (12) months before or after August 15, 2000, the date on which the Board adopted this Plan. No purchase of shares pursuant to this Plan shall occur prior to such stockholder approval. This Plan shall continue until the earlier to occur of (a) termination of this Plan by the Board (which termination may be effected by the Board at any time), (b) issuance of all of the shares of Common Stock reserved for issuance under this Plan, or (c) ten (10) years from the adoption of this Plan by the Board.

     23. Designation of Beneficiary.

     (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under this Plan in the event of such participant's death subsequent to the end of any Offering Period but prior to delivery to him of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under this Plan in the event of such participant's death prior to a Purchase Date.

     (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under this Plan who is living at the time of such participant's death, the Company shall deliver such shares or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

     24. Conditions Upon Issuance of Shares; Limitation on Sale of
Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or automated quotation system upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     25. Applicable Law. The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the Commonwealth of Massachusetts.

     26. Amendment or Termination of this Plan. The Board may at any time amend, terminate or extend the term of this Plan, except that (i) any such termination cannot affect options previously granted under this Plan unless the Board determines that the termination of the Plan immediately following any Purchase Date is in the best interests of the Company and its shareholders, (ii) any amendment may not adversely affect the previously granted purchase right of any participant unless permitted by the Plan or as may be necessary to qualify the Plan as an employee stock purchase plan pursuant to Section 423 of the Code or to obtain qualification or registration of the Common Stock under applicable federal, state or foreign securities laws, and (iii) any amendment must be approved by the stockholders of the Company in accordance with Section 22 above within twelve (12) months of the adoption of such amendment (or earlier if required by Section 22) if such amendment would:

          (a) increase the number of shares that may be issued under this Plan;

          (b) change the designation of the employees (or class of employees) eligible for participation in this Plan; or

          (c) any other action taken by the Board that, by its terms, is contingent on stockholder approval.

Notwithstanding the foregoing, the Board may make such amendments to the Plan as the Board determines to be advisable, if the continuation of the Plan or any Offering Period would result in financial accounting treatment for the Plan that is different from the financial accounting treatment in effect on August 15, 2000.

                                                                       EXHIBIT C

                            MCK COMMUNICATIONS, INC.

                        2000 DIRECTOR STOCK OPTION PLAN

SECTION 1. GENERAL PURPOSE OF THE PLAN, DEFINITIONS

     The name of the plan is the 2000 Director Stock Option Plan (the "Plan"). The purpose of the Plan is to enable MCK Communications, Inc. (the "Company") to attract and retain outside directors and further align their interests with those of the shareholders by providing for or increasing their equity interests in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

     The following terms shall be defined as set forth below:

          "Act" means the Securities Act of 1933, as amended.

          "Board" means the Board of Directors of the Company.

          "Code" means the Internal Revenue Code of 1986, as amended, and related rules, regulations and interpretations.

          "Consultant" means a person engaged to provide consulting or advisory services (other than as an employer or director) to the Company or its Subsidiary, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on the registration of securities on a Form S-8 Registration Statement under the Act.

          "Fair Market Value" of the Stock on any given date means (i) if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the Fair Market Value on any given date shall not be less than the average of the highest bid and lowest asked prices of the Stock reported for such date or, if no bid and asked prices were reported for such date, for the last day preceding such date for which such prices were reported; or (ii) if the Stock is admitted to trading on a national securities exchange or the NASDAQ National Market System, then clause (i) shall not apply and the Fair Market Value on any date shall not be less than the closing price reported for the Stock on such exchange or system for such date or, if no sales were reported for such date, for the last date preceding such date for which a sale was reported; or (iii) if the Stock is not publicly traded on a securities exchange or traded in the over-the-counter market or, if traded or quoted, there are no transactions or quotations within the last ten trading days or trading has been halted for extraordinary reasons, the Fair Market Value on any given date shall be determined in good faith by the Committee.

          "Non-Qualified Stock Option" means any Stock Option that is not designated and qualified as an "incentive stock option" as defined in
     Section 422 of the Code.

          "Option" or "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5.

          "Service Relationship" means a participant's employment or service with the Company or its Subsidiary, whether in the capacity of an employee, a director or a Consultant. Unless otherwise determined by the Board, a participant's Service Relationship shall not be deemed to have terminated merely because of a change in the capacity in which the participant renders service to the Company or a transfer between locations of the Company or its Subsidiaries or a transfer between the Company and any Subsidiary, provided that there is no interruption or other termination of the Service Relationship. Furthermore, a participant's Service Relationship shall not be deemed to have terminated if the participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company; provided, however, that if any such leave exceeds ninety (90) days, on the ninety-first (91st) day of such leave, the Service Relationship shall be deemed to have terminated unless the participant's right to return to service with the Company or its Subsidiary is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as service for purposes of determining vesting under the participant's Option agreement. Subject to the foregoing, the Company, in its discretion, shall determine whether the participant's Service Relationship has terminated and the effective date of such termination.

          "Stock" means the Common Stock, par value $.001 per share, of the Company, subject to adjustments pursuant to Section 3.

          "Subsidiary" means any corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities beginning with the Company if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other interests possessing 50 percent or more of the economic interest or the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

SECTION 2. ADMINISTRATION OF PLAN; COMMITTEE

     (a) Administration of Plan. The Plan shall be administered by the Board, or at the discretion of the Board, by a committee or committees of the Board, comprised of not less than two directors. All references herein to the Committee shall be deemed to refer to the group then responsible for administration of the Plan at the relevant time (i.e., either the Board or a committee or committees of the Board, as applicable).

     (b) Powers of Committee. The Committee shall have the power and authority to grant Options consistent with the terms of the Plan, including the power and authority:

          (i) to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Option, and to approve the form of written instruments evidencing the Options;

          (ii) to impose any limitations on Options granted under the Plan, including limitations on transfers, repurchase provisions and the like and to exercise repurchase rights or obligations;

          (iii) to amend the Plan or any Option pursuant Section 8; and

          (iv) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Option (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Board shall be binding on all persons, including the Company and Plan participants.

SECTION 3. STOCK ISSUABLE UNDER THE PLAN: MERGERS: SUBSTITUTION

     (a) Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 500,000 shares of Common Stock subject to adjustment as provided in Section 3(b). For purposes of this limitation, the shares of Stock underlying any Options which are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company and held in its treasury.

     (b) Changes in Stock. Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company's capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, the Board shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, (ii) the number of Stock Options that will be granted to individual participants, (iii) the number and kind of shares or other securities subject to any then outstanding Options under the Plan, and
(iv) the exercise price and/or exchange price for each share subject to any then outstanding Stock Options under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options) as to which such Stock Options remain exercisable. The adjustment by the Board shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Board in its discretion may make a cash payment in lieu of fractional shares.

     The Board may also adjust the number of shares subject to outstanding Options and the exercise price and the terms of outstanding Options to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property or any other event if it is determined by the Board that such adjustment is appropriate to avoid distortion in the operation of the Plan.

     (c) Mergers and Other Sale Events. In the case of (i) the dissolution or liquidation of the Company, (ii) a merger, reorganization or consolidation between the Company and another person or entity (other than a holding company or Subsidiary of the Company) as a result of which the holders of the Company's outstanding voting stock immediately prior to the transaction hold less than a majority of the outstanding voting stock of the surviving entity immediately after the transaction, (iii) the sale of all or substantially all of the assets of the Company to an unrelated person or entity, or (iv) the sale of all of the Stock of the Company to an unrelated person or entity (in each case, a "Transaction"), the shares that would otherwise vest within the twelve (12) month period immediately following the Transaction if the participant's Service Relationship continued during that time shall immediately vest (any remaining unvested shares shall continue to vest in accordance with the vesting schedule set forth in the option agreement without any acceleration in the time of vesting of such shares). Upon the effectiveness of the Transaction, the Plan and all Options granted hereunder shall, unless assumed by the successor entity, terminate. In the event of such termination, each participant shall be permitted to exercise for a period of at least 15 days prior to the date of such termination all outstanding Options held by such participant which are then exercisable.

SECTION 4. ELIGIBILITY

     Each member of the Board other than: (i) those members who are also employees of the Company or any of its Subsidiaries, and (ii) Gregory Avis, Michael Balmuth and Calvin Manz, shall be eligible for the grant of Options under this Plan (each an "Eligible Director").

SECTION 5. STOCK OPTIONS

     Any Stock Option granted under the Plan shall be pursuant to a Stock Option agreement. All Stock Options granted under the Plan shall be Non-Qualified Stock Options. All grants of Options to Eligible Directors under this Plan shall be automatic and non-discretionary and shall be made strictly in accordance with this Section 5. No person shall have any discretion to select which Eligible Directors shall be granted Options or to determine the number of shares to be covered by such Options.

     (a) Terms of Stock Options. Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan.

          (i) Initial Grants. Each person who is an Eligible Director on November 1, 2000, or becomes, for the first time, an Eligible Director after November 1, 2000, shall, without further action by the Board, automatically be granted an Option to purchase 50,000 shares of Stock, subject to adjustment as provided in Section 3(b) hereof, on November 1, 2000 or, if later, the date that such person first becomes and Eligible Director; provided, however, that any Eligible Director who previously received stock options under any other stock option plan of the Company or its Subsidiaries prior to November 1, 2000 or, if later, first becoming an Eligible Director, shall, without further action by the Board, automatically be granted an Option to purchase the number of shares of Stock equal to 50,000 shares of Stock minus the number of shares of Stock that have not vested pursuant to such other stock options as of November 1, 2000 or, if later, the date such participant first becomes an Eligible Director (collectively, the "Initial Grants").

          (ii) Annual Grants. On the date of each annual meeting of the Company's stockholders held after November 1, 2000 (provided that in no event shall such date be more than 180 days after the fiscal year end), or, if such date shall not be a business day, the business day immediately preceding such date, and so long as shares remain available for issuance under the Plan, each Eligible Director who will continue to be an Eligible Director after such annual meeting shall without further action by the Board automatically be granted an Option to purchase 10,000 shares of Stock, subject to adjustment as provided in Section 3(b) hereof.

          (iii) Term. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

          (iv) Exercise Price. The exercise price for each Option shall be one hundred percent (100%) of the Fair Market Value of the Stock on the date the Option is granted.

          (v) Vesting and Exercisability. Initial Grants shall be exercisable at any time on or after the date of grant and shall vest with respect to 1/12 of the shares of Stock subject to such Initial Grants on the last day of each full calendar quarter after the date of grant. Annual Grants shall be immediately exercisable and fully vested on the date of grant.

          (vi) Insufficient Shares. Notwithstanding the foregoing, if, on any date upon which Options are to be granted under Section 5(a)(i) or 5(a)(ii) hereof, the shares of Stock remaining available for issuance under this Plan are insufficient for the grant of Options to purchase the total number of shares of Stock specified in such section, then each Eligible Director entitled to receive an Option on such date shall be granted an Option to purchase a proportionate amount of the available number of shares of Stock (rounded down to the greatest number of whole shares). Except for the specified Options referred to in Section 5(a)(i) or 5(a)(ii) above, no other Options shall be granted under this Plan

          (vii) Rights of a Stockholder. A participant shall have no rights as a stockholder with respect to any shares covered by an Option until the date of the issuance of a certificate for the shares for which the Option has been exercised (as evidenced by an appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 3(b).

          (viii) Method of Exercise. Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Stock Option Agreement:

             (A) In cash, by certified or bank check, or other instrument acceptable to the Committee in U.S. funds payable to the order of the Company in an amount equal to the purchase price of such shares;

             (B) If permitted by the Board, through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the participant on the open market or have been beneficially owned by the participant for at least six months and are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date; or

             (C) If permitted by the Board, by the participant delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the purchase price; provided that in the event the participant chooses to pay the purchase price as so provided, the participant and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Board shall prescribe as a condition of such payment procedure.

     Payment instruments will be received subject to collection. No certificates for shares so purchased will be issued to a participant until the Company has completed all steps required by law to be taken in connection with the issuance and sale of the shares, including without limitation (i) receipt of a representation from the participant at the time of exercise of the Option that the participant is purchasing the shares for the participant's own account and not with a view to any sale or distribution thereof, (ii) the legending of any certificate representing the shares to evidence the foregoing representations and restrictions, and (iii) obtaining from the participant payment or provision for all withholding taxes due as a result of the exercise of the Option. The delivery of certificates representing the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the participant (or a purchaser acting in his or her stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or applicable provisions of laws.

     (b) Non-transferability of Options. No Stock Option shall be transferable by the participant otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the participant's lifetime, only by the participant, or by the participant's legal representative or guardian in the event of the participant's incapacity. Notwithstanding the foregoing the participant may transfer, without consideration for the transfer, his or her Stock Options to members of his or her immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Stock Option Agreement.

     (c) Termination. Unless otherwise provided in the option agreement or determined by the Board, upon the termination of the participant's Service Relationship with the Company or its Subsidiaries, the participant's rights in his or her Stock Options shall automatically terminate upon the effective date of such termination.

SECTION 6. TAX WITHHOLDING

     (a) Payment by Participant. Each participant shall, no later than the date as of which the value of an Option or of any Stock or other amounts received thereunder first becomes includable in the gross income of the participant for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Board regarding payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

     (b) Payment in Stock. Subject to approval by the Board, a participant may elect to have the minimum required tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Option a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the participant with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligation shall not exceed the amount determined by the applicable minimum statutory withholding rates.

SECTION 7. REPURCHASE RIGHTS

     Shares of Stock issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Board in its discretion at the time the Option is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

SECTION 8. AMENDMENTS AND TERMINATION

     The Board may, at any time, amend or discontinue the Plan and the Board may, at any time, amend or cancel any outstanding Option, but no such action shall adversely affect rights under any outstanding Option without the holder's consent unless such action is necessary to obtain qualification or registration of the Stock under any applicable federal, state or foreign securities laws or is necessary to comply with any applicable law, regulation or rule. This Plan shall continue until the earlier to occur of: (a) termination of this Plan by the Board pursuant to this Section 8, (b) issuance of all of the shares of Stock reserved for issuance under this Plan, or (c) ten (10) years from the adoption of this Plan by the Board.

SECTION 9. STATUS OF PLAN

     With respect to the portion of any Option that has not been exercised and any payments in cash, Stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Board shall otherwise expressly determine in connection with any Option or Options. In its sole discretion, the Board may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to Options hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 10. GENERAL PROVISIONS

     (a) No Distribution; Compliance with Legal Requirements. The Board may require each person acquiring Stock pursuant to an Option to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. No shares of Stock shall be issued pursuant to an Option until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Board may require the placing of such stop-orders and restrictive legends on certificates for Stock and Options as it deems appropriate.

     (b) Delivery of Stock Certificates. Stock certificates to participants under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the participant, at the participant's last known address on file with the Company.

     (c) Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. Nothing in this Plan or any Option granted pursuant hereto shall confer upon any participant any right to continue to serve the Company as member of the Board, nor does it confer any right to continued service with the Company or any Subsidiary or interfere in any way with any right of the Company or its Subsidiaries to terminate the participant's Service Relationship, at any time.

     (d) Trading Policy Restrictions. Option exercises under the Plan shall be subject to such Company's insider-trading-policy-related restrictions, terms and conditions as may be established by the Board, or in accordance with policies set by the Board, from time to time.

SECTION 11. EFFECTIVE DATE OF PLAN

     This Plan shall become effective on August 15, 2000, the date the Plan is adopted by the Board, but no Option shall be exercised unless and until the Plan has been approved by the holders of a majority of the votes cast at a meeting of stockholders at which a quorum is present or by written consent in accordance with applicable law within twelve (12) months before or after August 15, 2000.

SECTION 12. GOVERNING LAW

     This Plan and all Options and actions taken thereunder shall be governed by the laws of the State of Delaware, applied without regard to conflict of law principles thereof.

                            MCK COMMUNICATIONS, INC.

                                   PROXY FOR
                      2000 ANNUAL MEETING OF STOCKHOLDERS

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of MCK COMMUNICATIONS, INC., a Delaware corporation, hereby acknowledges receipt of the Notice of 2000 Annual Meeting of Stockholders and Proxy Statement, each dated September 15, 2000, and hereby appoints Steven Benson and Paul Zurlo, and each of them, proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2000 Annual Meeting of stockholders to be held at the offices of McDermott, Will & Emery, 28 State Street, Boston, Massachusetts, 02109, on October 17, 2000 at 10:00 a.m. local time, and any adjournment(s) or postponement(s) thereof, and to vote all shares of common stock which the undersigned would be entitled to vote thereat if then and there personally present, on the matters in the manner set forth below:

                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

                                                                     SEE REVERSE
                                                                         SIDE

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                            MCK COMMUNICATIONS, INC.


                                OCTOBER 17, 2000



                Please Detach and Mail in the Envelope Provided

[X] PLEASE MARK YOUR
    VOTES AS IN THIS
    EXAMPLE.

                   FOR                WITHHOLD
           all nominees listed       AUTHORITY
            at right (except   to vote for all nominees
              as indicated)        listed at right
Proposal to        [ ]                  [ ]
Elect the Two                                   NOMINEES:  Steven Benson  2. Proposal to Approve the           FOR  AGAINST  ABSTAIN
Nominees listed                                            Calvin Manz       Adoption of the 2000 Employee     [ ]     [ ]     [ ]
at right as Members of Our Board of Directors                                Stock Purchase Plan.

INSTRUCTIONS: IF YOU WISH TO WITHHOLD                                     3. Proposal to Approve the Adoption  [ ]     [ ]     [ ]
AUTHORITY TO VOTE FOR ANY INDIVIDUAL                                         of the 200 Director Stock Option
NOMINEE, STRIKE A LINE THROUGH SUCH                                          Plan.
NOMINEE'S NAME ON THE LIST AT RIGHT.
                                                                          In their discretion, the proxies are authorized to vote
                                                                          upon such other matter(s) which may properly come before
                                                                          the annual meeting, or at any adjournment(s) or
                                                                          postponement(s) thereof.

                                                                          THIS PROXY WILL BE VOTED AS DIRECTED AND, IF NO DIRECTION
                                                                          IS INDICATED, THIS PROXY WILL BE VOTED FOR THE TWO LISTED
                                                                          NOMINEES FOR ELECTION AS DIRECTORS, TO APPROVE THE
                                                                          ADOPTION OF THE 2000 EMPLOYEE STOCK PURCHASE PLAN AND TO
                                                                          APPROVE THE ADOPTION OF THE 2000 DIRECTOR STOCK OPTION
                                                                          PLAN.

                                                                          Both of the foregoing attorneys-in-fact or their
                                                                          substitutes or, if only one shall be present and acting
                                                                          at the annual meeting or any adjournment(s) or
                                                                          postponement(s) thereof, the attorney-in-fact so present,
                                                                          shall have and may exercise all of the powers of said
                                                                          attorney-in-fact hereunder.

Signature _________________________________________________ Signature _____________________________________ Dated: _________, 2000

NOTE: THIS PROXY SHOULD BE MARKED, DATED AND SIGNED BY THE STOCKHOLDER EXACTLY AS HIS, HER OR ITS NAME APPEARS HEREON. PERSONS
      SIGNING IN A FIDUCIARY CAPACITY SHOULD SO INDICATE AND IF SHARES ARE HELD BY JOINT TENANTS OR AS COMMUNITY PROPERTY, BOTH
      SHOULD SIGN.